Exhibit 99.1
SelectQuote Announces Closing of Secondary Public Offering of Common Stock by Selling Stockholders
OVERLAND PARK, Kan., March 8, 2021 – SelectQuote, Inc. (NYSE: SLQT) (“SelectQuote” or the “Company”), a pioneer in providing consumers with unbiased price comparisons from some of the most trusted insurance carriers, today announced the closing of its previously announced secondary public offering of 10,600,000 shares of common stock by certain stockholders of the Company (the “Selling Stockholders”), including entities associated with Brookside Equity Partners LLC, at a public offering price of $27.50 per share. All of the shares sold in the offering were sold by Selling Stockholders.

The Selling Stockholders have granted the underwriters a 30-day option to purchase up to an additional 1,590,000 shares of Common Stock from the Selling Stockholders at the public offering price of $27.50 less underwriting discounts and commissions. SelectQuote did not sell any shares of common stock and did not receive any proceeds from the offering. The offering did not change the number of shares of the Company’s common stock that are currently outstanding.
Credit Suisse, Morgan Stanley, Goldman Sachs & Co. LLC, RBC Capital Markets, Barclays, Citigroup, Evercore ISI and Jefferies acted as joint bookrunners for this offering. Cantor, Keefe, Bruyette & Woods, A Stifel Company, Piper Sandler and Drexel Hamilton acted as co-managers for this offering.
A registration statement relating to this offering was declared effective by the Securities and Exchange Commission on March 3, 2021. Copies of the prospectus relating to the offering may be obtained by contacting Credit Suisse Securities (USA) LLC, By mail: Attn: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, United States, By phone: 1-800-221-1037, By e-mail: usa.prospectus@credit-suisse.com and Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, Second Floor, New York, New York 10014. Copies of the registration statement and the prospectus, when available, may also be obtained free of charge from the website of the SEC at http://www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statement

This release contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic, our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the registration statement on Form S-1, including the prospectus, we have filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

About SelectQuote:
Founded in 1985, SelectQuote (NYSE: SLQT) provides solutions that help consumers protect their most valuable assets: their families, health and property. The Company pioneered the direct-to-consumer model of providing unbiased comparisons from multiple, highly-rated insurance companies allowing consumers to choose the policy and terms that best meet their unique needs. Two foundational pillars underpin SelectQuote’s success: a strong force of highly-trained and skilled agents who provide a consultative needs analysis for every consumer, and proprietary technology that sources, scores, and routes high-quality sales leads. The Company has three core business lines: SelectQuote Senior, SelectQuote Life and SelectQuote Auto and Home. SelectQuote Senior, the largest and fastest-growing business, serves the needs of a demographic that sees 10,000 people turn 65 each day with a range of Medicare Advantage and Medicare Supplement plans from leading, nationally-recognized carriers, as well as prescription drug plans, dental, vision and hearing plans.
Investor Relations:
Sloan Bohlen
877-678-4083
investorrelations@selectquote.com
Media:
Matt Gunter
913-286-4931
matt.gunter@selectquote.com

Kelly Hale
913-653-4375
kelly.hale@selectquote.com